UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Craftmade International, Inc.
(Name of Registrant as Specified In Its Charter)
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Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
October 13, 2006
To the Stockholders of Craftmade International, Inc.:
     It is our pleasure to invite you to attend our 2006 Annual Meeting of Stockholders, which will be held Tuesday, November 28, 2006, at 9:30 a.m., local time, at our corporate office located at 650 South Royal Lane, Suite 100, Coppell, Texas.
     The expected actions to be taken at the Annual Meeting are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2006. We encourage you to read the Form 10-K. It includes our audited financial statements and information about our operations, markets, and products.
     Stockholders of record at the close of business on October 13, 2006 may vote at the Annual Meeting.
     Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about the proxy voting. Please read it carefully.
     We appreciate your continued confidence in the Company and look forward to seeing you at the Annual Meeting.

Sincerely,

James R. Ridings
Chairman of the Board and Chief Executive Officer

Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS
     The annual meeting of stockholders of Craftmade International, Inc. (the “Company”) will be held on Tuesday, November 28, 2006, at 9:30 a.m., local time, at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:
1.	Election of nine (9) directors to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

2.	Ratification of the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm;

3.	Approval of the Craftmade International, Inc. 2006 Long-Term Incentive Plan; and

4.	Consideration of any other matters properly brought before the meeting.
     More information about these business items is described in the enclosed Proxy Statement. Only stockholders of record at the close of business on October 13, 2006 may vote at the Annual Meeting. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.
     Attendance at the annual meeting is limited to stockholders, their proxies and invited guests of the Company.

For the Board of Directors,

Brad Dale Heimann
President, Chief Operating Officer and Corporate Secretary
Coppell, Texas
October 13, 2006

YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS INSTRUCTED ON THE ENCLOSED PROXY CARD.

Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on Tuesday, November 28, 2006
GENERAL
     The Board of Directors (the “Board”) of Craftmade International, Inc. (the “Company”) is soliciting proxies for the 2006 annual meeting of stockholders. The annual meeting will be held on Tuesday, November 28, 2006, at 9:30 a.m., local time, at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas. This proxy statement, the form of proxy and annual report to stockholders were first mailed to stockholders on or about October 25, 2006.
Who Can Vote?
     Record holders of common stock, par value $0.01 per share (the “Common Stock”), of the Company at the close of business on October 13, 2006 (the “Record Date”), may vote at the meeting. On the Record Date, 5,203,500 shares of Common Stock were outstanding. Each stockholder has one vote for each share of Common Stock held by that stockholder.
How You Can Vote?
     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting, you must sign, date and return your proxy card to us.
If you do not specify on your proxy card how you want to vote your shares, we will vote them:
•	FOR the election of the nine (9) nominees for director named in the proxy card;

•	FOR the approval of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2007; and

•	FOR the approval of the Craftmade International, Inc. 2006 Long-Term Incentive Plan.
Other Matters to be Acted Upon at the Meeting
     We do not know of any other matters to be presented or acted upon at the annual meeting other than those described above. Under our Bylaws, if any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

Required Votes
     A majority of outstanding shares of Common Stock, present in person or represented by proxy at the annual meeting shall constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or represented by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote, and they count toward the quorum.
     Brokers holding shares of record for customers generally are not entitled to vote on nonroutine matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such nonroutine matters, and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. If nonroutine matters are to be voted on and you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.
     We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.
     Election of Directors. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be counted by us.
     Ratification of Independent Accountants. A majority of the votes cast at the annual meeting is required to ratify the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accountants for 2006. Abstentions and broker non-votes will not be counted as votes cast.
     Approval of the 2006 Long-Term Incentive Plan. Assuming a quorum is present, a majority of the votes cast at the annual meeting is required to approve the 2006 Long-Term Incentive Plan. Abstentions and broker non-votes will not be counted as votes cast.

Revocation of Proxies
You can revoke your proxy at any time before it is exercised in any of three ways:
1.	by submitting written notice of revocation to the Secretary of the Company;

2.	by submitting another proxy that is properly signed and later dated; or

3.	by attending and voting in person at the meeting.
How to Attend the Meeting
We encourage all holders of Common Stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company’s facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, Brad Dale Heimann, at (972) 393-3800, ext. 166 for directions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth, as of Friday, October 13, 2006, the number of shares of Common Stock and the percentage of outstanding shares owned of record by (i) each incumbent director and each nominee for director of the Company; (ii) each named executive officer of the Company; (iii) all directors and named executive officers of the Company as a group; and (iv) each person who is known by us to beneficially own more than 5% of our Common Stock. Except as otherwise noted, each named individual has sole voting and investment power with respect to such shares. Unless otherwise indicated, the address of each listed stockholder is c/o Craftmade International, Inc., 650 South Royal Lane, Suite 100, Coppell, Texas 75019.

	Common Stock
	Beneficially Owned
Name	Shares		Percent
James R. Ridings	612,185		11.8%
Chairman of the Board and Chief Executive Officer

Brad Dale Heimann	41,226	(1)	0.8%
President, Chief Operating Officer and Corporate Secretary

J. Marcus Scrudder	500		0.0%
Chief Financial Officer

Clifford F. Crimmings	4,550		0.1%
Vice President of Marketing and Director

John S. DeBlois	52,613		1.0%
Executive Vice President of TSI and Director

A. Paul Knuckley	43,618	(2)	0.8%
Director

Lary C. Snodgrass	28,567	(3)	0.5%
Director

R. Don Morris	3,163		0.1%
Director

L. Dale Griggs	3,000		0.1%
Director

William E. Bucek	2,587	(4)	0.0%
Director

Richard T. Walsh	1,000		0.0%
Director

All Directors and Named Executive Officers As a Group (11 Persons)	793,009		15.2%

Continued on following page. . .

. . . . Continued from previous page

	Common Stock
	Beneficially Owned
Name	Shares		Percent
Schwartz Investment Trust, Inc.	442,000	(5)	8.5%
3707 West Maple Road Bloomfield Hills, Michigan 48301

Schwartz Investment Counsel, Inc.	154,300	(6)	3.0%
3707 West Maple Road Bloomfield Hills, Michigan 48301

Wellington Management Company, LLP	425,200	(7)	8.2%
75 State Street Boston, Massachusetts 02109

All remaining common shares	3,388,991		65.1%

Number of Common Shares Outstanding on October 13, 2006	5,203,500		100.0%

(1)	Includes 100 shares owned by Mr. Heimann’s spouse and 39,126 shares owned by a trust on behalf of Mr. Heimann’s spouse. Mr. Heimann disclaims beneficial ownership of such shares. Also includes 2,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(2)	Includes 250 shares owned by Mr. Knuckley’s spouse and 7,200 shares owned by a trust on behalf of Mr. Knuckley’s children, of which Mr. Knuckley is co-trustee. Mr. Knuckley disclaims beneficial ownership of such shares. Also includes 7,500 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(3)	Includes 14,000 shares held in the Lary Snodgrass Family Limited Partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Includes 4,000 shares held in Snodgrass Children’s Ltd., a family limited partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Also includes 7,500 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(4)	Includes 400 shares held in Jerome Joseph Bucek Family Trust, of which Mr. Bucek is co-trustee. Mr. Bucek disclaims beneficial ownership of such shares.

(5)	Schwartz Investment Trust (“SIT”) has sole voting power and sole dispositive power over 442,000 shares. SIT is an investment company and investment advisor. The information included in this table and this note is derived from a report on Schedule 13G filed by SIT with the Securities and Exchange Commission on February 9, 2006.

(6)	Schwartz Investment Counsel, Inc. (“SICI”) has sole voting power and sole dispositive power over 154,300 shares. SICI is an investment company and investment advisor. The information included in this table and this note is derived from a report on Schedule 13G filed by SICI with the Securities and Exchange Commission on February 9, 2006.

(7)	Wellington Management Company, LLP (“Wellington”) has shared dispositive power over 425,200 shares and has shared voting power over 399,000 shares. Wellington is an investment adviser. The information included in this table and this note is derived from a report on Schedule 13G filed by Wellington with the Securities and Exchange Commission on February 14, 2006.
PROPOSAL ONE
ELECTION OF DIRECTORS
General
     Nine (9) directors will be elected at this year’s annual meeting. Each director will serve until the next annual meeting and until he or she is succeeded by another director who has been duly elected and qualified.
     We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don’t specify how you want your shares voted, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies cannot be voted for the election of more than nine persons to the Board of Directors. Directors are elected by plurality vote, and cumulative voting is not permitted.
     Director Nomination Procedures. The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NASDAQ Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director are selected on the basis of their ability to bring sound business judgment to the Board’s deliberations; character and integrity; independence; ability to work with others and compatibility with other Board members; willingness and ability to devote the necessary time to the Company and Board responsibilities; community reputation and business contacts in the communities the Company serves; awareness of both the business and social environment within which the Company operates; business experience in highly competitive environments; public company experience; financial knowledge and experience; and an understanding of marketing, technology, law, the impact of government regulations or other specific areas or disciplines.
     All of the nominees for director are currently members of the Board of Directors. The following sets forth a brief biography describing the principal occupation and certain other information about each nominee for director. Each nominee has consented to serve as a director if elected. The following information about the nominees was provided by the nominees.
Nominees
     James R. Ridings, age 56, has served as Chairman and Chief Executive Officer of the Company since 1986 and served as President from 1989 until November 2005. Mr. Ridings has also served as the President of Trade Source International, Inc., a Delaware corporation (“TSI”) and subsidiary of the

Company, since October 2003. Mr. Ridings has been a director of the Company since its organization in 1985 and was a Vice President from 1985 to 1986. Between 1971 and 1984, Mr. Ridings was a sales representative with Kevco, Inc., Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories. Mr. Riding’s son-in-law, Brad Dale Heimann, is President and Chief Operating Officer of the Company.
     Clifford F. Crimmings, age 56, has served as Vice President of Marketing of the Company since its organization in 1985 and a director since 1987. Between 1969 and 1985, Mr. Crimmings was employed as a sales representative and then as a sales manager with Kevco, Inc. and its predecessor company.
     John S. DeBlois, age 53, has served as a director of the Company since October 1998, and as Executive Vice President of TSI, since July 1998. Mr. DeBlois served as Vice President of Sales of Trade Source International, Inc. a California corporation (“TSI California”), the predecessor of TSI, from 1987 to July 1998. In 1979, Mr. DeBlois purchased Regal-Lite Corp., a domestic lighting manufacturing company, which was merged into TSI California in 1987. Between 1978 and 1979, Mr. DeBlois served as a retail representative of Mosley, Halgarten, Eastbrook and Weedon, a regional brokerage firm. Between 1975 and 1977, Mr. DeBlois was a stockbroker for Paine Webber Group Inc. Mr. DeBlois received a B.B.A. degree in Economics from Tufts University in 1975.
     A. Paul Knuckley, age 56, has served as a director of the Company since October 1996. Mr. Knuckley has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Ft. Worth, Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both Personnel and Administrative Management.
     Lary C. Snodgrass, age 57, has served as a director of the Company since October 1998. Mr. Snodgrass has been employed by Pickens, Snodgrass, Koch & Company, P.C., a public accounting firm, since 1973, serving as managing partner and president from 1980 to 1995 and as a retired partner since 2004. Between 1970 and 1973, Mr. Snodgrass was a senior accountant for Arthur Andersen & Co., an international public accounting firm. Mr. Snodgrass received a B.B.A. degree in Accounting from Texas Tech University in 1970. Mr. Snodgrass has been a Certified Public Accountant since 1972. Mr. Snodgrass currently serves as an advisory director of Chase Bank – Fort Worth Region.
     William E. Bucek, age 68, has served as a director of the Company since October 2002. Mr. Bucek is the founder of Double B Foods, Inc., a Texas corporation, serving as President from 1971 until 1999, and currently serving as Chairman of the Board and Chief Executive Officer. Mr. Bucek has been a Director of Hill Bank & Trust, Weimar, Texas, since 1994. Mr. Bucek received a B.S. degree from Rice University in 1960.
     L. Dale Griggs, age 73, has served as a director of the Company since October 2002. Mr. Griggs is a retiree from a forty-five year banking career. Mr. Griggs served as Executive Vice President and Director of Overton Bank and Trust of Fort Worth, Texas, from 1983 through 1998 and as Executive Vice President of Frost Bank, Fort Worth, Texas, from 1998 through 2001. Mr. Griggs is currently a Director of First Security State Bank, Cranfills Gap, Texas. Mr. Griggs received a B.S. degree in Management and Finance from Texas Christian University in Fort Worth, Texas. Mr. Griggs is also a graduate of Southwestern Graduate School of Banking of Southern Methodist University.

     R. Don Morris, age 66, has served as a director of the Company since October 2002. Mr. Morris became Senior Vice President and Chief Financial Officer of Michaels Stores, Inc. in January 1990, and in August 1990 he became an Executive Vice President. Mr. Morris retired from Michaels Stores in 1997. In 1998 he joined the Board of Directors of Jumbo Sports Inc. and served on its Audit and Compensation Committees during its time of bankruptcy. Mr. Morris began his career at Arthur Young & Company, an international accounting firm, where he retired as partner in 1988. Mr. Morris graduated from Texas Tech University with an M.B.A. in 1962.
     Richard T. Walsh, age 71, has served as a director of the Company since November 2005. Since 1992, Mr. Walsh has been a business consultant with RT Enterprises in Bloomfield Hills, Michigan. From 1973 to 1992, Mr. Walsh served in various roles at Core Industries, Inc. (“Core Industries”), a diversified NYSE-listed company, including President, Chief Executive Officer and Director, President and Chief Operating Officer, and Vice President Finance. Prior to his career at Core Industries, Mr. Walsh spent over 16 years at Touche Ross & Co., an international accounting and consulting firm. Mr. Walsh received a B.S. degree in accounting from the University of Notre Dame in 1957.
The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director named above.
Director Compensation
     Directors who are not otherwise salaried employees of the Company are compensated by payment of $5,000 per board meeting attended in consideration for such service. Committee members are not compensated for attending committee meetings held on the same day as board meetings. Committee members are compensated $2,000 for each committee meeting attended on days when no board meeting is held. The Company is also authorized to reimburse directors for travel and other reasonable expenses in connection with attendance at meetings. Directors who are salaried employees do not receive any additional compensation for their attendance at board meetings.

     The following table summarizes compensation paid to directors during fiscal year 2006:

	Compensation
	for Meeting
	Attendance	Retainers		Total
William E. Bucek	$33,000	$—		$33,000
L. Dale Griggs	33,000	—		33,000
A. Paul Knuckley	33,000	—		33,000
R. Don Morris	33,000	47,000	(2)	80,000
Lary C. Snodgrass	33,000	18,000	(3)	51,000
Richard T. Walsh(1)	19,000	—		19,000

	$184,000	$65,000		$249,000

(1)	Mr. Walsh was elected to the Board of Directors on November 29, 2005.

(2)	Represents a retainer for such director’s acting as Chairman of the Audit Committee.

(3)	Represents a retainer for such director’s work on the Audit Committee.
     Effective October 1, 2006, the Compensation Committee approved a change in certain compensation for non-regularly scheduled telephonic meetings of the Board of Directors and Board committees. Each non-employee director shall receive compensation in the amount of $500.00 per such meeting held via telephonic means. The Compensation Committee also approved a change in the compensation for chairpersons of the following committees of the Board of Directors of the Company as follows:

Additional
Compensation
of Chairperson
Name of Committee	per Meeting
Audit Committee	$2,500
Compensation Committee	1,000
Nominating and Corporate Governance	1,000
Meetings of the Board of Directors
     The Board of Directors met five (5) times during the fiscal year ended June 30, 2006. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Board committees of which they were members during such period. All members of the Board of Directors attended the 2005 annual meeting.
Committees of the Board of Directors
     The Company’s Board of Directors has four (4) standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Qualified Legal Compliance Committee. The Board of Directors has adopted a written charter for each of these committees, copies of which can be found on our website at www.craftmade.com in the Governance section of our Investor Relations webpage. All members of the committees appointed by the Board of Directors are non-employee directors.

     The following chart details the current membership of each committee during the fiscal year ended June 30, 2006 and the number of meetings each committee held in 2005 including the number of times each committee acted by unanimous written consent.

Nominating
			Corporate	Qualified
			Governance	Legal
Name	Audit	Compensation	Committee	Compliance
Non-Employee Directors:

William E. Bucek	M	M	C	M
L. Dale Griggs	M	M	M	M
A. Paul Knuckley	M	C	M	M
R. Don Morris	C	M	M	C
Lary C. Snodgrass	M	M	M	M
Richard T. Walsh (1)	M	M	M	M

Employee Directors:

James R. Ridings Chairman of the Board and CEO	—	—	—	—

Clifford F. Crimmings Vice President of Marketing	—	—	—	—

John S. DeBlois Executive Vice President of TSI	—	—	—	—

Activities During Fiscal Year 2006:

Number of Meetings	4	3	1	0

M	= Member

C	= Chairman

(1)	Mr. Walsh was appointed to the noted committees in conjunction with his election as a Director to the Company on November 29, 2005.

     Audit Committee. The Audit Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The charter is available in the “Investor Relations – Governance – Committees” section of the Company’s website at www.craftmade.com. The Audit Committee is responsible for oversight of (i) the integrity of the Company’s financial statements and disclosures, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”), (iv) the performance of the Company’s internal audit function and External Auditors, (v) the Company’s internal control systems, (vi) the Company’s process for monitoring compliance with the Business Ethics Policy (“Ethics Policy”), and (vii) establishing procedures for complaints relating to accounting, internal accounting controls, and auditing matters. The Audit Committee also meets with the External Auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors the appointment of the External Auditors (subject to ratification by the stockholders at the annual meeting), reviewing annually the Audit Committee Charter, approving certain other types of professional service rendered to the Company by the External Auditors and considering the possible effects of such services on the independence of such public accountants. Both the internal accounting department and the External Auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee has included its annual report on page 20 of this proxy statement. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Global Market and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Morris qualifies as an “audit committee financial expert” under applicable SEC and NASDAQ regulations.
     Compensation Committee. The Compensation Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The Compensation Committee is responsible for (i) assisting the Board of Directors in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the Company’s Chief Executive Officer and other executives and (ii) preparing an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the NASDAQ Global Market and the rules and regulations of the SEC.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The Nominating and Corporate Governance Committee recommends the number of board positions to be filled in accordance with the Bylaws of the Company and the persons to be nominated to serve as directors. In this regard, the Nominating and Corporate Governance Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company’s Business Ethics Policy.
     The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director and has adopted a policy for the consideration of such nominees. In order for a stockholder to nominate an individual to be a director of the Company, the nominating stockholder must provide the Company with timely and complete written notice of the individual to be nominated to the Company’s Board of Directors. In order to be considered timely, a nomination for the election of a director must be received at the principal executive offices of the Company no less than one hundred twenty (120) days before the anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, if the election is to be at an annual meeting, or one hundred twenty (120) days before any other meeting date for an election to be held at any other meeting. A stockholder nomination for director must set forth, as to each nominee such stockholder proposes to nominate the name and business or residence address of the nominee; the class and number of shares of Common Stock of the Company which are beneficially owned by the person; the total number of shares that, to the knowledge of the nominating stockholder, would be voted for such person; and the signed consent of the nominee to serve, if elected. The notice by the nominating stockholders shall also set forth the name and residence address of the stockholder and the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder. Any such nominations should be submitted to the following address:
Nominating and Corporate Governance Committee
c/o Brad Dale Heimann, Corporate Secretary
650 South Royal Lane, Suite 100
Coppell, Texas 75019
     Properly submitted recommendations for director by stockholders will be evaluated in the same manner as other nominees.
     The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a candidate who meets the criteria for selection as a nominee and has the specific qualities or skills being sought based on input from members of the Board of Directors. The Nominating and Corporate Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Using the input from such interview and other information obtained by them, the Nominating and Corporate Governance Committee evaluates whether such prospective candidate is qualified to serve as a director and whether the committee should recommend to the Board of Directors that the Board nominate the prospective candidate or elect such candidate to fill a vacancy on the Board. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.
     The Company has not received any nominations for persons to serve on the Board of Directors from any holder of Common Stock and has not rejected any director candidates put forward by a stockholder or group of stockholders who beneficially owned more than five percent (5%) of the Common Stock of the Company for at least one year at the time of the recommendation. The committee will continue to evaluate the size and composition of the Board prior to the 2007 Annual Meeting of Stockholders.
     The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are qualified as an independent director under the rules of the NASDAQ Stock Market and rules and regulations of the SEC.
     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for handling reports of evidence of a material violation of the securities laws or a breach of a fiduciary duty by the Company or its officers, directors, employees, or agents. The Qualified Legal

Compliance Committee has authority and responsibility to inform the Company’s Chief Executive Officer of any report of evidence of these violations, to determine whether an investigation is necessary, and to take appropriate action to address these reports. If the committee determines that an investigation is necessary or appropriate, it has the authority to notify the Audit Committee or the full Board of Directors, initiate an investigation, and retain outside experts. At the conclusion of any such investigation, the Qualified Legal Compliance Committee may recommend an appropriate response to the evidence of a material violation and inform the Chief Executive Officer and Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee meets on an as needed basis.
Communication with Board Members
     The Board of Directors encourages open, frank, and candid communications with Company security holders. Accordingly, the Board, with the approval of the majority of independent directors, has established a process whereby security holders may communicate with the Board as a whole, or any individual member of the Board. If a security holder desires to send a communication to the Board, or a specific Board member, the security holder must prepare the communication in written form and mail or hand deliver this communication to the following address:
Board of Directors
Attn: Security Holder Communication
c/o Brad Dale Heimann, Corporate Secretary
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
     All communications so marked and received by the Company shall be recorded and maintained in a log of all correspondence sent to the Board or any individual Board member. All appropriate security holder communication addressed to the Board will be forwarded to the Nominating and Corporate Governance Committee of the Board for consideration at its next committee meeting. Appropriate security holder communications addressed to individual directors, shall be forwarded to the designated director.
Business Ethics Policy
     The Company has adopted a Business Ethics Policy, which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Business Ethics Policy is available in the “Investor Relations – Governance” section of the Company’s website at www.craftmade.com.

Executive Officers
     The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

Name	Age	Position
James R. Ridings	56	Chairman of the Board and Chief Executive Officer
Brad Dale Heimann	32	President, Chief Operating Officer and Secretary
Clifford F. Crimmings	56	Vice President of Marketing and Director
John S. DeBlois	53	Executive Vice President of TSI and Director
J. Marcus Scrudder	39	Chief Financial Officer
Michael L. Patton	37	Chief Accounting Officer
     The business experience of Mr. Ridings, Mr. Crimmings and Mr. DeBlois is included under “Proposal One: Election of Directors – Nominees.”
     Brad Dale Heimann, age 32, has served as President and Chief Operating Officer of the Company since November 29, 2005. Prior to this position, Mr. Heimann had served as the Executive Vice President of the Company since October 15, 2004, and served as Interim Chief Financial Officer from November 18, 2004 through October 3, 2006. Mr. Heimann was a special projects manager for the Company from 1998 until 2001 and Director of Operations of the Company from 2001 until October 15, 2004. Mr. Heimann earned a Masters of Business Administration from Southern Methodist University. Mr. Heimann’s father-in-law is James R. Ridings, Chairman of the Board and Chief Executive Officer of the Company.
     J. Marcus Scrudder, age 39, was appointed Chief Financial Officer effective October 3, 2005. Prior to joining Craftmade, Mr. Scrudder served as Operations Manager at privately-owned Crown Equipment Corporation after it purchased the assets of Shannon Corporation in 2004, where Mr. Scrudder had been employed since 1997 and served as Chief Financial Officer since 1998. Crown Equipment Corporation is the leading brand of electric lift trucks in North America and the sixth largest manufacturer of such equipment in the world. Mr. Scrudder attended the Executive Program at Southern Methodist University where he received a Masters of Business Administration.
     Michael L. Patton, age 37, has served as Chief Accounting Officer of the Company since October 25, 2004. Prior to Craftmade, Mr. Patton worked for Arista Communication, Inc. (“Arista”), an affinity marketing company, from October 2003 to July 2004, as its Controller and subsequently its Chief Financial Officer. Prior to working for Arista, Mr. Patton, spent 11 years at PricewaterhouseCoopers LLP and worked in the Dallas, New York and London offices. Mr. Patton also attended Baylor University where he earned a Bachelor of Business Administration in Accounting.

Executive Compensation
     The following table sets forth compensation awarded by the Company to its Chief Executive Officer and its five other most highly compensated executive officers (the “named executive officers”), whose total compensation based on salary and bonus earned exceeded $100,000 during the three fiscal years ended June 30, 2006.

	Summary Compensation Table
					Long-Term Compensation
					Awards		Payouts
		Annual Compensation				Securities
				Other	Restricted	Underlying
Name and	Fiscal			Annual	Stock	Options/	LTIP	All Other
Principal Position	Year	Salary	Bonus	Compensation	Awards	SARs	Payouts	Compensation
		($)	($)	($)	($)	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(j)
James R Ridings	2006	$375,800	—	—	—	—	—	—
Chairman of the Board and	2005	$357,536	—	—	—	—	—	$20,760	(1)
Chief Executive Officer	2004	$344,360	—	—	—	—	—	$3,645	(1)

Brad Dale Heimann	2006	$187,308	$25,000	—	—	—	—	$5,550	(2)
President and	2005	$142,583	$25,000	—	—	—	—	$4,069	(2)
Chief Operating Officer	2004	$113,811	—	—	—	—	—	$3,249	(2)

J. Marcus Scrudder(3)	2006	$129,904	—	—	—	—	—	$1,010	(2)
Chief Financial Officer	2005	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—

Clifford F. Crimmings	2006	$216,836	—	—	—	—	—	$8,097	(1)(2)
Vice President of	2005	$206,334	—	—	—	—	—	$8,327	(1)(2)
Marketing	2004	$198,695	—	—	—	—	—	$7,496	(1)(2)

John S. DeBlois	2006	$312,703	—	—	—	—	—	—
Executive Vice	2005	$301,122	—	—	—	—	—	—
President of TSI	2004	$298,004	—	—	—	—	—	—

Michael L. Patton(4)	2006	$132,500	$15,000	—	—	—	—	$3,259	(2)
Chief Accounting Officer	2005	$86,500	$15,000	—	—	—	—	—
	2004	—	—	—	—	—	—	—

(1)	Represents annual premium for a personal life insurance policy.

(2)	Represents annual 401(k) matching contributions.

(3)	The Company hired Mr. Scrudder as Chief Financial Officer effective October 3, 2005.

(4)	The Company hired Mr. Patton as Chief Accounting Officer effective October 25, 2004.

Equity Compensation Plan Information
     On October 27, 2000, the Company’s stockholders approved the 1999 Stock Option Plan (“1999 Plan”) and 2000 Non-Employee Director Plan (“Non-Employee Plan”), previously adopted by the Board of Directors on October 29, 1999 and February 16, 2000, respectively. The 1999 Plan and Non-Employee Plan allow a maximum of 300,000 and 75,000 shares, respectively, of the Company’s common stock to be issued. Options granted pursuant to the 1999 Plan will be designated as either Incentive Stock Options (“ISOs”) or Non-Qualified Stock Options (“NQSO’s”). Options granted pursuant to the Non-Employee Plan will be designated as NQSO’s. The 1999 Plan options vest at a rate of 20% on the grant date and 20% for each successive year. The Non-Employee Plan options vest within six months of the date of grant. Options may be exercised at any time once they become vested, but not more than 10 years from the date of grant. Deferred compensation expense is recognized in the Company’s results of operations as the options vest.
     The following table sets forth (i) the number of securities to be issued upon exercise of outstanding options, (ii) the weighted average of exercise price of such outstanding options, and (iii) the number of securities remaining available for future issuance under equity compensation plans that have been approved by security holders of the Company.

Number of
Securities
	Number of		Remaining
	Securities	Weighted-	Available
	to be Issued	Average	for Future
	Upon	Exercise	Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation
Plan Category	Options (#)	Options ($)	Plans (#)
1999 Stock Option Plan	4,500	$6.75	100,000
2000 Non-Employee Director Plan	15,000	18.48	46,500

Total	19,500	$15.77	146,500

Option Exercises and Holdings
     The following table summarizes the number and value of options exercised during the fiscal year ended June 30, 2006, if any, as well as the number and value of unexercised options, as of June 30, 2006, for each of the named executive officers of the Company.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Shares		Fiscal Year End	Fiscal Year End
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable (#)	Unexercisable ($) (1)
James R. Ridings	—	—	—	—
Brad Dale Heimann	—	—	2,000 / 0	$20,000 /	$0
J. Marcus Scrudder	—	—	—	—
Clifford F. Crimmings	—	—	—	—
John S. DeBlois	—	—	—	—
Michael L. Patton	—	—	—	—

(1)	Calculated using the aggregate market value (based on a June 30, 2006 closing price per share of $16.75) of the shares of Common Stock underlying such options less the aggregate exercise price payable.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee is responsible for reviewing and recommending compensation awards for the Company’s senior executives, including the Chief Executive Officer.
     Executive Compensation: Philosophy and Program Components. The Compensation Committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of stockholder value. The Compensation Committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased stockholder value; (ii) reward effective management for the Company through annual performance evaluations; and (iii) attract and retain key executives through competitive salaries and other incentives. The Compensation Committee believes that the proper levels and types of compensation should be determined unconstrained by industry median compensation statistics or by the Company’s own past compensation practices and levels. The two primary components of executive compensation are currently base salary and cash bonuses. Executives also participate in certain benefit programs available to other salaried employees.
     Base Salary and Bonus. In the fiscal year ended June 30, 2006, base salaries and bonuses for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account, among other things, the individual’s initiative, contributions to the Company’s overall performance and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that frequently.
     At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employee’s 401(k) plan and the life and health insurance benefit plans available to all salaried employees. Benefits under these plans are not typically directly or indirectly tied to the Company’s performance.
     Chief Executive Officer Compensation. Mr. Ridings’ base salary for the fiscal year ended June 30, 2006 was $375,800, a 5% increase from $357,536 earned in the prior fiscal year. The Company also paid Mr. Ridings’ life insurance premium. These amounts totaled $20,760 in fiscal year 2005 and $3,645 in fiscal year 2004. No premium was paid in fiscal year 2006. As with all executive officers, Mr. Ridings’ bonus compensation is linked to individual performance and the Company’s profitability.
     Within the framework described above, the Compensation Committee determines Mr. Ridings’ base salary by reviewing his individual contributions to the Company’s business, level of responsibility, and career experience. The Compensation Committee also reviews the salary structure of chief executive officers of other companies in the industry. The committee does not think narrow quantitative measures or formulas are sufficient for determining Mr. Ridings’ base salary. The committee does not give specific weights to the factors considered, but the primary factor is Mr. Ridings’ individual contributions to the business.

     Mr. Ridings currently does not have any stock options to purchase Common Stock, and, as a result of his current ownership levels of Common Stock, it is not anticipated that he will be awarded stock options in the future. The Company plans to reserve the stock options for future issuance to the Company’s employees and other members of the Company’s management.
Respectfully submitted by the Compensation Committee:
William E. Bucek
L. Dale Griggs
A. Paul Knuckley (Chairman)
R. Don Morris
Lary C. Snodgrass
Richard T. Walsh
Compensation Committee Interlocks and Insider Participation
     No member of the Compensation Committee is or has been an officer or employee of the Company or any of it subsidiaries. The members of the Compensation Committee had no other relationships with the Company requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No executive officer of the Company served as a member of the Compensation Committee (or other Board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another corporation one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another corporation an executive officers of which served as a Director of the Company.

AUDIT COMMITTEE REPORT
     In this section below, financial and accounting management policies and practices of the Company are described.
     Composition. The Audit Committee of the board of directors is composed of six independent directors, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has adopted a written charter for the Audit Committee which is available in the “Investor Relations – Governance – Committees” section of the Company’s website at www.craftmade.com.
     Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company’s independent accountants. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.
     Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”
     The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” and the Audit Committee discussed these matters with BDO Seidman, LLP, the firm’s independent accountants.
     Summary. Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 as filed with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee:
William E. Bucek
L. Dale Griggs
A. Paul Knuckley
R. Don Morris (Chairman)
Lary C. Snodgrass
Richard T. Walsh

STOCK PERFORMANCE GRAPH
     The following graph provides an indicator of and compares the percentage change of cumulative total shareholder return of the Company’s Common Stock against the cumulative total return of the Russell 2000 Index and the Nasdaq Composite Index. This graph assumes $100 was invested on June 30, 2000 in the Company’s Common Stock, the Russell 2000 Index and the Nasdaq Composite Index. Both the Russell 2000 Index and the Nasdaq Composite Index exclude the Company. This graph also assumes that the Company’s quarterly dividend was reinvested in the Company’s Common Stock.

	6/30/2001	6/30/2002	6/30/2003	6/30/2004	6/30/2005	6/30/2006
Craftmade	100.00	138.21	165.80	185.36	156.79	165.98
Russell 2000	100.00	88.96	87.24	115.79	62.51	70.39
Nasdaq Composite	100.00	67.70	75.09	94.75	95.17	100.50

     The historical stock price performance of the Company’s Common Stock shown on the graph above is not necessarily an indication of future stock performance.
     The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.
•	A Form 3/A was filed late to correct the initial amount of common stock beneficially owned by Richard T. Walsh when he became director in November 2005.

•	A Form 4 was not filed timely for each of A. Paul Knuckley and Lary C. Snodgrass for stock options granted in February 2005 and February 2006.

•	A Form 4/A was filed late to correct the total amount of common stock beneficially owned by each of A. Paul Knuckley and R. Don Morris.

•	A Form 4 was not filed timely for William E. Bucek for stock purchased in December 2003.

•	A Form 4/A was filed late to correct the total amount of common stock beneficially owned by Clifford F. Crimmings.
     Otherwise, to the Company’s knowledge, based solely upon its review of the copies of such forms received by it and written representations from reporting persons, the Company believes that all such reports were submitted on a timely basis during the fiscal year ended June 30, 2006.
PROPOSAL TWO
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee has selected BDO Seidman, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending June 30, 2007 and recommends that stockholders vote for ratification of such appointment. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the selection of BDO, the Audit Committee may reconsider its selection.
     BDO was first appointed in the fiscal year ending June 30, 2005, and has audited our financial statements for fiscal years 2005 and 2006. Representatives of BDO have direct access to members of the Audit Committee and regularly attend its meetings. We expect that representatives of BDO will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principle Accountant Fees and Services
     Aggregate fees for professional services rendered to the Company by BDO for the two fiscal years ended June 30, 2006 were as follows:
Summary of Fees

	Fiscal Year Ended
	June 30,	June 30,
	2006	2005
Audit fees	$338,295	$393,030
Audit related fees	—	—

Total	$338,295	$393,030

     Audit Fees. For the year ended June 30, 2006, these fees were for professional services rendered for the audits of the consolidated financial statements, audits of management’s assessment of the Company’s internal controls over financial reporting, reviews of the interim financial statements, reviews of filings on Forms 10-Q and 10-K with the Securities and Exchange Commission, and the evaluation by the Company’s management and independent auditors of the proper accounting treatment and disclosure of a possible acquisition. For the year ended June 30, 2005, these fees were for professional services rendered for the audits of the consolidated financial statements, reviews of the interim financial statements, and reviews of filings of Forms 10-Q and 10-K with the Securities and Exchange Commission.
     There were no other fees paid to BDO.
Audit Committee Pre-Approval Policies and Procedures
     The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company’s independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.
     Pre-approval shall not be required for non-audit services provided by the independent auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
     The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.
     The Board of Directors, on behalf of the Audit Committee, unanimously recommend a vote “FOR” BDO Seidman, LLP as independent registered public accountants for fiscal year 2007.

PROPOSAL THREE
APPROVAL OF THE CRAFTMADE INTERNATIONAL, INC.
2006 LONG-TERM INCENTIVE PLAN
     Upon recommendation of the Compensation Committee of the Board of Directors of the Company, the Board of Directors of the Company has adopted, subject to stockholder approval, the Craftmade International, Inc. 2006 Long-Term Incentive Plan (hereinafter called the “2006 Plan”). The 2006 Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward, and retain the services of key employees, key consultants, and outside directors. The 2006 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be paid in cash or stock. The 2006 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key consultants, and outside directors to a changing business environment (after giving due consideration to competitive conditions and the impact of federal tax laws). The following is a brief description of the 2006 Plan. A copy of the 2006 Plan is attached as Exhibit “A” to this proxy statement, and the following description is qualified in its entirety by reference to the 2006 Plan.
     As of September 30, 2006:
•	300,000 shares of common stock were authorized for issuance to key employees, in the aggregate, under the Company’s 1999 Stock Option Plan, 200,000 of which have been issued or are issuable upon the exercise of outstanding stock options, leaving 100,000 shares currently available for future issuance under the plan.

•	75,000 shares of common stock were authorized for issuance to outside directors, in the aggregate, under the Company’s 2000 Non-Employee Director Stock Plan, 28,500 of which have been issued or are issuable upon the exercise of outstanding stock options, leaving 46,500 shares currently available for future issuance under the plan.
     The 2006 Plan will replace both the Company’s 1999 Stock Option Plan and its 2000 Non-Employee Director Stock Plan. The Board of Directors of the Company has approved the termination of both the 1999 Stock Option Plan and the 2000 Non-Employee Director Stock Plan effective upon the date of stockholder approval of the 2006 Plan.
     If the 2006 Plan is approved by the stockholders, the current number of shares of common stock authorized and available for issuance will be 400,000.
     It is the judgment of the Board of Directors of the Company that the 2006 Plan is in the best interest of the Company and its stockholders.
Description of the Amended Plan
Effective Date and Expiration
     The 2006 Plan will become effective on November 28, 2006, subject to and conditioned upon stockholder approval of the 2006 Plan, and will terminate on November 28, 2016. No award may be made under the 2006 Plan after its expiration date, but awards made prior thereto may extend beyond that date.
Share Authorization
     Subject to certain adjustments, the number of the Company’s shares of common stock that may be issued pursuant to awards under the 2006 Plan is 400,000 shares. Any awards granted under the 2006 Plan will reduce the number of the Company’s shares of common stock that may be issued pursuant to the 2006 Plan, even if the settlement of the award will not require the issuance of shares of the Company’s common stock. Shares acquired upon the exercise of an award that are tendered in payment of the purchase price of such award or to satisfy tax withholding obligations and shares covered by an award that is settled in cash shall reduce the number of shares available for award under the 2006 Plan and shall not be available for future awards under the 2006 Plan. However, if an award under the 2006 Plan is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited expired or cancelled award may again be awarded under the 2006 Plan.
     A maximum of 10,000 shares may be granted in any one year in the form of any award to any one participant, of which a maximum of (i) 10,000 shares may be granted to a participant in the form of stock options or stock appreciation rights, and (ii) 10,000 shares may be granted to a participant in the form of restricted stock, restricted stock units, performance awards or other stock based awards.
Administration
     The 2006 Plan will be administered by a committee of the Board of Directors (the “Committee”). Currently, the Committee is comprised of six directors. The Committee may delegate its duties to a subcommittee as provided in the 2006 Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the 2006 Plan, establish and revise rules and regulations relating to the 2006 Plan, and make any other determinations that it believes necessary for the administration of the 2006 Plan.
Eligibility
     Employees (including any employee who is also a director or an officer), consultants, and outside directors of the Company or its subsidiaries whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of the Company are eligible to participate in the 2006 Plan. As of August 31, 2006, the Company had 131 employees, six consultants, and six outside directors who would be eligible under the 2006 Plan.
Stock Options
     The Committee may grant either incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or non-qualified stock options. Recipients of stock options may pay the option exercise price in (i) cash, check, bank draft, or money order payable to the order of the Company, (ii) by delivering to the Company shares of common stock already owned by the participant having a fair market value equal to the aggregate option exercise price and that the participant has not acquired from the Company within six months prior to the exercise date, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of common stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.
     Stock options will be exercisable as set forth in the option agreements pursuant to which they are issued, but in no event will stock options be exercisable after the expiration of ten (10) years from the date of grant. Options are not transferable other than by will or the laws of descent and distribution, except that the Committee may permit further transferability of a non-qualified stock option and, unless otherwise provided in the option agreement, a non-qualified stock option may be transferred to: one or more members of the immediate family of the participant; a trust for the benefit of one or more members of the immediate family of the participant; a partnership, the sole partners of which are the participant, members of the immediate family of the participant, and one or more family trusts; or a foundation in which the participant controls the management of the assets.
Stock Appreciation Rights
     Stock appreciation rights (“SARs”) may, but need not, relate to options. A SAR is the right to receive an amount equal to the excess of the fair market value of a common share on the date of exercise over the fair market value of a common share on the date of grant. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Committee will determine the terms of each SAR at the time of the grant. Any SAR may not be granted at less than the fair market value of a common share on the date the SAR is granted and cannot have a term of longer than ten (10) years. Distributions to the recipient may be made in shares of common stock, in cash or in a combination of both as determined by the Committee.
Restricted Stock and Restricted Stock Units
     Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.
Performance Awards
     The Committee may grant performance awards payable in cash or shares of common stock at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made. Subject to Committee discretion, a performance award will terminate for all purposes if the participant is not continuously employed by the Company at all times during the applicable performance period.
Other Awards
     The Committee may grant other forms of awards payable in cash or shares of common stock if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2006 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
Dividend Equivalent Rights
     The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of common stock. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or shares of common stock.
Performance Goals
     Awards of restricted stock or common stock under the 2006 Plan may be made subject to the attainment of performance goals within the meaning of Section 162(m) of the Code that consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s Annual Report on Form 10-K. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Adjustments Upon Changes in Capitalization
In the event that any dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards, (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2006 Plan, (iv) the option price of each outstanding award, (v) the amount, if any, the Company pays for forfeited shares of common stock in accordance with the terms of the 2006 Plan, and (vi) the number of or exercise price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the 2006 Plan to the end that the same proportion of the Company’s issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2006 Plan or any stock option to violate Section 422 of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
Amendment or Discontinuance of the Plan
     The Board of Directors of the Company may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2006 Plan; provided, however, that (i) no amendment that requires stockholder approval in order for the 2006 Plan and any awards under the 2006 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors of the Company regarding amendment or discontinuance of the 2006 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 2006 Plan without the consent of the affected participant.
Plan Benefits
     Future benefits under the 2006 Plan are not currently determinable.
Federal Income Tax Consequences
     The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2006 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the

“Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
New Law Affecting Deferred Compensation
     In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.
Incentive Stock Options
     A participant will not recognize income at the time an incentive option is granted. When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares of common stock with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the shares of common stock over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.
     In addition to the foregoing, if the fair market value of the shares of common stock received upon exercise of an incentive option exceeds the exercise price, then the excess will be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
     The tax treatment of any shares of common stock acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the shares of common stock were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares of common stock acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
     If the participant disposes of shares of common stock acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares of common stock is greater than the fair market value of the shares of common stock on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the shares of common stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares of common stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares of common stock will be treated as capital gain. However, if the price received for shares of common stock acquired by exercise of an incentive option is less than the fair market value of the shares of common stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares of common stock.
Non-qualified Stock Options
     A participant generally will not recognize income at the time a non-qualified option is granted. When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for shares of common stock acquired under a non-qualified option will be equal to the option price paid for such shares of common stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares of common stock acquired by exercise of a non-qualified option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
Special rule if option price is paid for in shares of common stock
     If a participant pays the exercise price of a non-qualified option with previously-owned shares of the Company’s common stock and the transaction is not a disqualifying disposition of shares of common stock previously acquired under an incentive option, the shares of common stock received equal to the number of shares of common stock surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares of common stock received will be equal to the participant’s tax basis and holding period for the shares of common stock surrendered. The shares of common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares of common stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.
     If the use of previously acquired shares of common stock to pay the exercise price of a non-qualified option constitutes a disqualifying disposition of shares of common stock previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares of common stock surrendered, determined at the time such shares of common stock were originally acquired on exercise of the incentive option, over the aggregate option price paid for such shares of common stock. As discussed above, a disqualifying disposition of shares of common stock previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of common stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock
     A participant who receives Restricted Stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares of common stock granted as Restricted Stock at such time as the shares of common stock are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares of common stock. However, a participant who receives Restricted Stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares of common stock to recognize ordinary income on the date of transfer of the shares of common stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares of common stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of common stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares.
Stock Appreciation Rights
     Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.
     In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.
Other Awards
     In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.
Federal Tax Withholding
     Any ordinary income realized by a participant upon the exercise of an award under the 2006 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).

     To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares of common stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.
     Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares of common stock. Compensation income realized, and tax withheld, will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.
     Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.
Tax Consequences to the Company
     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Million Dollar Deduction Limit and Other Tax Matters
     The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company intends that benefits in the form of stock options, performance awards, stock appreciation rights, performance-based restricted stock and restricted stock units and performance based cash payments under other awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.
     If an individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.
The Board of Directors, on behalf of the Compensation Committee, unanimously recommend a vote “FOR” the approval of the Craftmade International, Inc. 2006 Long-Term Incentive Plan.

STOCKHOLDER PROPOSALS AND OTHER MATTERS
     Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders, and who wishes to have a proposal included in the Company’s proxy statement for that meeting, must deliver the proposal to the Corporate Secretary of the Company at the Company’s executive offices in Coppell, Texas, for receipt no later than July 1, 2006. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the Securities and Exchange Commission will be considered untimely September 20, 2006.
     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefore, may solicit proxies in person or by telephone or telegraph. No additional written materials besides the proxy statement have been authorized or will be employed in connection with the solicitation of proxies.
     The annual report to stockholders for the fiscal year ended June 30, 2006 is enclosed with this proxy statement. The annual report does not form any part of material for the solicitation of proxies.
     Stockholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.

For the Board of Directors,

Brad Dale Heimann
President, Chief Operating Officer and Corporate Secretary

Exhibit A
CRAFTMADE INTERNATIONAL, INC.
2006 LONG-TERM INCENTIVE PLAN
     The Craftmade International, Inc. 2006 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Craftmade International, Inc., a Delaware corporation (the “Company”), effective as of November 28, 2006, subject to approval by the Company’s stockholders.
ARTICLE 1
PURPOSE
     The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will
     (a) increase the interest of such persons in the Company’s welfare;
     (b) furnish an incentive to such persons to continue their services for the Company; and
     (c) provide a means through which the Company may attract able persons as employees, Consultants and Outside Directors.
     With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.
ARTICLE 2
DEFINITIONS
     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:
     2.1 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).
     2.2 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
     2.3 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.
     2.4 “Board” means the board of directors of the Company.
     2.5 “Change in Control” shall occur if (a) there shall be consummated any consolidation or merger of the Company into or with another corporation or other legal person, and as a result of such consolidation or merger less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transactions are held in the aggregate by holders of Voting Stock (as defined in subparagraph 2.5(d) below) of the Company immediately prior to such transactions; (b) there shall be consummated any sale, lease, exchange or other transfer, whether in one transaction or any series of related transactions, of all or significant portions of the assets of the Company to any other corporation or other legal person, if less than a majority of the

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combined voting power of the then-outstanding securities of such corporation or person immediately after such sale, lease, exchange, or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale, lease, exchange, or transfer; (c) the stockholders of the Company approve any plan for the liquidation or dissolution of the Company; (d) any person (as such term is used in Sections 13(d) and 14(d)(2) of the 1934), becomes, either directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of securities representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company (“Voting Stock”); or (e) at any time during a fiscal year a majority of the Board shall be replaced by persons who were not recommended for those positions by at least two-thirds of the directors of the Company who were directors of the Company at the beginning of such fiscal year.
     Notwithstanding the foregoing provisions of this Section 2.5, (x) a “Change in Control” shall not be deemed to have occurred with respect to any of the foregoing transactions conducted by an employee benefit plan (or related trust) sponsored or maintained by the Company, any corporation controlled the Company, James Ridings, or any affiliate of James Ridings, and (y) in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
     2.6 “Code” means the Internal Revenue Code of 1986, as amended.
     2.7 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.
     2.8 “Common Stock” means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.
     2.9 “Company” means Craftmade International, Inc., a Delaware corporation, and any successor entity.
     2.10 “Consultant” means any person, who is not an Employee, performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.
     2.11 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.
     2.12 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.
     2.13 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

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     2.14 “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.
     2.15 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.
     2.16 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.
     2.17 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.
     2.18 “Incentive” is defined in Section 2.1 hereof.
     2.19 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.
     2.20 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.
     2.21 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.
     2.22 “Other Award” means an Award issued pursuant to Section 6.9 hereof.
     2.23 “Outside Director” means a director of the Company who is not an Employee or a Consultant.
     2.24 “Participant” means an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.
     2.25 “Plan” means this Craftmade International, Inc. 2006 Long-Term Incentive Plan, as amended from time to time.
     2.26 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.
     2.27 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

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     2.28 “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.
     2.29 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.
     2.30 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.
     2.31 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.
     2.32 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.
     2.33 “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.
     2.34 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.
     2.35 “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.
     2.36 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.
     2.37 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.37, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such

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Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
     2.38 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
ARTICLE 3
ADMINISTRATION
     3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.
     Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.
     3.2 Designation of Participants and Awards.
     (a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.
     (b) Notwithstanding Section 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of

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shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.
     3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.
     The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.
     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.
ARTICLE 4
ELIGIBILITY
     Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

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ARTICLE 5
SHARES SUBJECT TO PLAN
     5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 400,000 shares, 100% of which may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 10,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 10,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 10,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.
     5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced by the number of shares of Common Stock issued upon the exercise of the Stock Option (without adjustment for the shares of Common Stock delivered as payment of the exercise price). Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan regardless of whether the Award is ultimately satisfied by the issuance of shares of Common Stock or the payment of cash or other consideration. Awards will reduce the number of shares of Common Stock that may be issued pursuant to this Plan even if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options.
ARTICLE 6
GRANT OF AWARDS
     6.1 In General.
     (a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a

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Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.
     (b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
     (c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
     6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.
     6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.
     6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.
     (a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.
     (b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

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     (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.
     (ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.
     (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.
     (iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.
     6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with

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a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.
     6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder). Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.
6.7 Performance Awards.
     (a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each Performance Award shall have its own terms and conditions. At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:
     (i) shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and
     (ii) may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee’s actions do not increase the amount of the Performance Award for any Participant.
The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company’s independent auditor or compensation consultant. With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

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     (b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.
     6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
     6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
     6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the

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Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.
     6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.
ARTICLE 7
AWARD PERIOD; VESTING
     7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.
     7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.
ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE
     8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement
     8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.
     8.3 Exercise of Stock Option.
     (a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

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     (b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.
     (c) Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.
     (d) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common

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Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.
     (e) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.
     8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:
     (i) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;
     (ii) that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or
     (iii) the Company may settle such obligation in part with shares of Common Stock and in part with cash.
     The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.
     8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
ARTICLE 9
AMENDMENT OR DISCONTINUANCE
     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities

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exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.
ARTICLE 10
TERM
     The Plan shall be effective from the date that this Plan is approved by the stockholders. Unless sooner terminated by action of the Board, the Plan will terminate on November 28, 2016, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.
ARTICLE 11
CAPITAL ADJUSTMENTS
     In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
     Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.
ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION
     12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all

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adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.
     12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.
     12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:
     (a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or
     (b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the

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Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.
     (c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.
ARTICLE 13
LIQUIDATION OR DISSOLUTION
     Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.
ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES
     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.
ARTICLE 15
MISCELLANEOUS PROVISIONS
     15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.
     15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.
     15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

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     15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.
     15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.
     15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.
     15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.
     Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such

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Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.
     Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.
     15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.
     15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):
     On the face of the certificate:
“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”
     On the reverse:
“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Craftmade International, Inc. 2006 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Coppell, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”
     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:
“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in

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compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”
A copy of this Plan shall be kept on file in the principal office of the Company in Coppell, Texas.
***************
     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of                                         , 2006, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

CRAFTMADE INTERNATIONAL, INC.

By:

Name:

Title:

Attest:

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Craftmade International, Inc.

	000004	000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold		For	Withhold

01 - James R. Ridings	☐	☐	04 - A. Paul Knuckley	☐	☐	07 - William E. Bucek	☐	☐

02 - Clifford F. Crimmings	☐	☐	05 - Lary C. Snodgrass	☐	☐	08 - L. Dale Griggs	☐	☐

03 - John S. DeBlois	☐	☐	06 - R. Don Morris	☐	☐	09 - Richard T. Walsh	☐	☐
B	Issues
The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2007.	☐	☐	☐

3. Approve the Craftmade International, Inc. 2006 Long-Term Incentive Plan.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business or matters as may come before the meeting or any adjournment thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Where there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian, or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person indicating such officer’s or other person’s title.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

/ /

0 1 0 9 9 2 1	1 U P X	C O Y

Proxy - Craftmade International, Inc.

This Proxy is Solicited By and On Behalf of the Board of Directors
Proxy — Annual Meeting of Stockholders — November 28, 2006
The undersigned, revoking all previous proxies, hereby appoint(s) James R. Ridings, John S. DeBlois, and Clifford F. Crimmings, or any of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company’s corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 75019 on Tuesday November 28, 2006, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereof in accordance with their best judgement. All powers may be exercised by all of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.
The shares represented by this proxy will be voted as directed. Unless revoked, this proxy shall terminate on November 29, 2006, the day after the stockholders meeting, or if the meeting is continued or adjourned, the day after the continuation or adjournment. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL1, FOR PROPOSAL2, FOR PROPOSAL3 AND, IN THE DISCRETION OF THE PROXIES, UPON ANY OTHER BUSINESS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
IMPORTANT: TO BE SIGNED AND DATED ON REVERSE SIDE